Exhibit (24)

                           POWER OF ATTORNEY


We, the undersigned directors of HSB Group, Inc., hereby individually appoint Robert C. Walker and Roberta A. O'Brien, and each of them singly, with full power of substitution to each, our true and lawful attorneys with full power to them and each of them singly, to sign for us in our names in the capacities stated below the Form 10-K Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1997 for HSB Group, Inc., and any and all amendments to said Form 10-K, and generally to do all such things in our name and on our behalf in our capacities as directors that will enable the Company to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, which relate to said Form 10-K and the filing thereof, hereby ratifying and confirming our signatures as they may be signed by our said attorneys or any one of them to said Form 10-K and any and all amendments thereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacities and on the date indicated.

(Signature)                         (Title)                        (Date)
-----------                         -------                        ------


/s/ Joel B. Alvord
Joel B. Alvord                      Director                  February  23, 1998


/s/ Colin G. Campbell
Colin G. Campbell                   Director                  February  23, 1998


/s/ Richard G. Dooley
Richard G. Dooley                   Director                  February  23, 1998

    (Signature)                     (Title)                         (Date)
    -----------                     -------                         ------


/s/ William B. Ellis
William B. Ellis                    Director                  February  23, 1998


/s/ E. James Ferland
E. James Ferland                    Director                  February  23, 1998


/s/ Simon W. Leathes
Simon W. Leathes                    Director                  February 23, 1998


/s/ Lois Dickson Rice
Lois Dickson Rice                   Director                  February  23, 1998


/s/ John M. Washburn, Jr.
John M. Washburn, Jr.               Director                  February  23, 1998


/s/ Wilson Wilde
Wilson Wilde                        Director                  February  23, 1998

















10KPOW.DOC